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                                                                   EXHIBIT 10.17
                                LEASE AGREEMENT

        THIS LEASE AGREEMENT is made this 23rd day of October, 1997, by and between ROBERT LORE, LAURA E. LORE, all of Brookfield, Connecticut, (hereinafter, collectively, referred to as Lessor), and Trident International, Inc., (hereinafter referred to as Lessee).


                              W I T N E S S E T H

        THAT the Lessor, in consideration of the rents, terms, covenants, conditions and agreements hereinafter reserved and contained on the part of the Lessee to be paid, kept and performed, has granted, demised, leased and let, and by these presents does grant, demise, lease and let, unto the Lessee, and the Lessee does hereby take and hire from the Lessor, the premises hereinafter described, subject to such rents, terms, covenants, conditions and agreements which the Lessee agrees hereby to pay, keep and perform.

1.      Description of Premises.

        Lessor hereby leases to Lessee, and Lessee hereby rents from Lessor, those certain premises outlined in red on Schedule A attached hereto and made a part hereof, containing 6,398 square feet, (hereinafter called the "demised premises"), which premises are part of a total structure constructed being constructed by the Lessor on premises located on the Easterly side of Route #7, in New Milford, Connecticut, and made a part hereof, TOGETHER WITH the right, in common with others, to use the parking area, driveways, and other facilities designed for common use, subject to the terms hereof.

2.      Length of Term/Commencement Date.

        The term of this Lease shall be for 1 year commencing on November 1, 1997, and ending on October 31, 1998 unless sooner terminated or extended, as hereinafter provided.

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3.   Minimum Rental.

     During each year of the term of this Lease, Lessee covenants and agrees to pay Lessor a fixed minimum annual rental, in lawful money of the United States, equal to the amount resulting by multiplying the total square footage of the demised premises by the following amounts:


     Year of Term                  Amount
     ------------                  ------
          1                        $6.00 per square foot
          2                        $ -- per square foot
          3                        $ -- per square foot
          4                        $ -- per square foot
          5                        $ -- per square foot


Such rental shall be payable, in each year, in monthly installments equal to 1/12th of the annual rental, in advance, on the first day of each month during the term of this Lease, at the office of the Lessor or at such other place as Lessor may designate, without any set-off or deduction whatsoever.


     All adjustments of rent, costs, charges and expenses which Lessee assumes, agrees or is obligated to pay to Lessor pursuant to this Lease, during the term hereof, shall be deemed "Additional Rent", which Lessee covenants to pay when due. In the event of nonpayment of such Additional Rent, Lessor shall have all the rights and remedies with respect thereto as is herein provided for nonpayment of rent.

4.   Additional Rent -- Taxes and Common Charge.

     A. Lessee shall pay, as Additional Rent as specified on Insert 1:



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     (2)  An annual common charge equal to the amount resulting by multiplying the total number of square feet of the demised premises by the following amounts:

          Year of Term                  Amount
          ------------                  ------

               1                        $.50 cents per square foot
               2                        $.50 cents per square foot
               3                        $.60 cents per square foot
               4                        $________  per square foot
               5                        $________  per square foot

Such common charge shall be payable in monthly installments equal to 1/12th of the annual common charge, in advance, on the same day of each month and in the same manner as hereinabove provided with respect to the payment of annual rental.

     Lessee will not pay sewer benefit assessment tax, but will pay sewer usage tax.

6.   Lessee's Installations.

     Except for the improvements to be made by Lessor as provided in Paragraph 5 above, Lessee, at his own cost and expense, shall perform all work, and shall fully equip the demised premises with all trade equipment, additional lighting fixtures, furniture, operating equipment, furnishings, fixtures, floor coverings, and any other equipment, necessary for the proper operation of Lessee's business to be conducted on the demised premises.

7.   Use of Premises.

     Lessee shall use and occupy the demised premises for no purpose other than office space, laboratory space and other general business uses.

8.   Utilities.

     The Lessor represents that the demised premises are, or will be prior to the commencement of the term hereof, serviced by water, sewer and separately metered electricity, but Lessor shall not be liable for any failure of any water supply or electric current or


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any service by any such utility.

     The Lessee shall pay all charges for electricity, light, heat, power and/or other services used or charges imposed in or about or supplied to the demised premises, and shall indemnify the Lessor against any and all liability on such account.

     Lessee, at his own expense, shall be responsible for the removal of his own trash, rubbish, garbage and other refuse, and shall provide, at his own cost and expense, a suitable receptacle for this purpose, to be placed in such area as shall be designated by Lessor.

9. Common Areas.

     All common areas and other facilities in or about the entire premises of which the demised premises are a part provided by Lessor shall be subject to the exclusive control and management of Lessor, at his sole cost and expense. Lessor shall have the right to construct, maintain and operate lighting and other facilities on all said areas and improvements; to police the same; to change the area, level, location and arrangement of parking areas and other facilities; to restrict parking by tenants, their officers, agents and employees; to close temporarily all or any portion of the parking areas or facilities to discourage non-customer parking.

     Lessor shall pay the entire operating costs of the common areas of and facilities on the entire premises of which the demised premises are a part. "Operating costs" shall mean the total cost and expense incurred in operating and maintaining the common facilities, including, without limitation, gardening and landscaping, repairs, line painting, lighting, sanitary control, removal of snow, and the cost of personnel to implement such services, and in directing parking and policing the common facilities. "Common facilities and common areas", whether such terms are used individually or collectively, shall mean all areas, space, equipment, signs and special services, whether provided by


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Lessor or Lessee, for the common or joint use and benefit of the occupants of the building, their employees, agents, servants, customer and other invitees, including, without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck service ways, loading docks, pedestrian malls (enclosed or open), ramps and sidewalks, comfort and first-aid stations, washrooms and parcel pick-up stations. Parking per Schedule A attached.

     All common areas and facilities which Lessee may be permitted to use and occupy are to be used and occupied under a revocable license, and if such license be revoked, or if the amount of such areas be changed or diminished, Lessor shall not be subject to any liability, nor shall Lessee be entitled to any compensation or diminution or abatement of rent, nor shall revocation or diminution of any such areas be deemed constructive or actual eviction, it being understood, however, that Lessee shall, at all times during the term of this Lease, have access, by vehicle, to the demised premises.

10.  Waiver of Damage.

     The Lessor shall not be liable for any damage or injury to any property or person (including death) resulting from steam, gas, electricity, water, rain or snow which may flow or leak from any part of the demised premises or the entire premises of which they are a part, or from any pipes, appliances or plumbing works of the same, or from the street or subsurface, or from any other place, or from interference with light or other incorporeal hereditaments or easements, or by reason of the break or leakage or obstruction of the water or soil pipes, or any other leakage in or about said premises, however caused, except if due to the affirmative acts of the Lessor; nor for any damage or injury which may be sustained as a result of the carelessness, negligence or improper conduct on the part of the Lessee, or any other tenant, their agents, servants or employees.

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11.  Lessor's Right of Entry.

     The Lessor, his agents and representatives, at all reasonable times, may enter the demised premises for the purpose of (i) inspection thereof, (ii) making repairs, replacements, alterations or additions to the same, without imposing any obligation upon the Lessor hereunder, and (iii) exhibiting said premises to prospective tenants, purchasers, or other persons.

12.  Repairs.

     The Lessor, at his sole cost and expense, except if caused by the negligent act or omission of the Lessee, his agents or employees, shall maintain and keep in good condition, the roof, floor and exterior and supporting walls of the building housing the demised premises, and shall effectuate major maintenance and repairs on the heating system (including boilers), electrical, plumbing, septic, water supply and any air-conditioning systems servicing the demised premises. Major repairs will be $1,250.00 or more. The Lessee, at his sole cost and expense, except if caused by the negligent act or omission of Lessor, his agents or employees, whether the same shall be the property of the Lessee or Lessor, shall promptly repair and at all times maintain in good condition the interior of the demised premises, including any office, and shall make all other repairs to the interior thereof, including those necessary and not major in nature on the electrical fixtures, equipment, electrical installation, plumbing equipment, heating and air-conditioning equipment and fixtures, machinery, hardware, interior painting and decorations of every kind, all door and window screens and replace all broken or damaged glass, including window and door glass and plate glass. In addition, Lessee shall be responsible for the repair and replacement of the front entry door. All such repairs and replacements shall be made only by persons approved, in advance, in writing, by the Lessor.

13.  Structural Changes/Alterations.


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     The Lessee shall make no structural changes or major interior changes, alterations or improvements to the demised premises, without the express prior written consent of the Lessor, which consent shall not be unreasonably withheld.

14.  Fire Clause

     A. If the demised premises shall be destroyed or so injured by any cause as to be unfit, in whole or in part, for occupancy, and such destruction or injury could reasonably be repaired within two (2) months from the happening of such destruction or injury, then Lessee shall not be entitled to surrender possession of the demised premises, nor shall Lessee's liability to pay rent under this Lease cease, without the mutual consent of the parties hereto, but in case of any such destruction or injury, Lessor shall repair the same with all reasonable speed and shall complete such repairs within two (2) months from the happening of such damage or injury, and if, during such period, Lessee shall be unable to use all or any portion of the demised premises, a proportionate allowance shall be made to Lessee from the rent, corresponding to the time during which and to the portion of the demised premises of which Lessee shall be so deprived to the use on account thereof.

     B.   If such destruction or injury cannot reasonably be repaired within two
(2) months from the happening thereof, Lessor shall notify Lessee within fourteen (14) days after the happening of such destruction or injury whether or not Lessor will repair or rebuild. If Lessor elects not to repair or rebuild, this Lease shall be terminated. If Lessor shall elect to repair or rebuild, Lessor shall specify the time within which such repairs or reconstruction will be completed, and Lessee shall have the option, within thirty (30) days after the receipt of such notice, to elect either to terminate this Lease and further liability hereunder or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the demised premises are restored to their former condition. In the


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event Lessee elects to extend the term of this Lease, Lessor shall restore the demised premises to their former condition within the time specified in the notice, and Lessee shall not be liable to pay rent for the period from the time of such destruction or injury until the demised premises are so restored to their former condition.

     C. Both the Lessor and Lessee hereby waive and relinquish any and all rights which each may have against the other on account of any claims for damages resulting from a loss to property owned by the other, it being the sole intention of the parties to eliminate the right of either party to a subrogation of his own rights to his insurance company.

15.  Insurance.

     During the term of this Lease, the Lessee, at his sole cost and expense, shall carry and maintain insurance on the demised premises, and shall furnish property evidence to the Lessor.

16.  Acceptance of Premises.

     The Lessee shall examine the demised premises before taking possession, and the Lessee's entry into possession shall constitute conclusive evidence that, as of the date thereof, said premises were in good order and satisfactory condition.

17.  Maintenance of Premises and Abutting Areas.

     Lessee shall not permit, allow or cause any act or deed to be performed or any practice to be adopted or followed in or about the demised premises which shall cause or be likely to cause injury or damage to any person or to said premises or to the sidewalks and pavements adjoining the building housing the demised premise. Lessee, at all times, shall keep said demised premises, and its appurtenances, in a neat and orderly condition and clean and free from rubbish, dirt and other miscellaneous items and accumulations.

18.  Signs, etc.


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     A. Lessee, at his sole cost and expense, shall install a sign on the front of the demised premises, which shall be uniform with the signs of all other existing or future tenants of the building of which the demised premises are a part, and which shall be approved by the Lessor prior to its installation.

     B. If the Lessor, in his sole and absolute discretion, at any time during the term of this Lease, elects to install a common free-standing sign on the entire premises of which the demised premises are a part, listing all tenants of such premises, including the Lessee, Lessee shall reimburse Lessor for Lessee's proportionate share of the total cost thereof.

     C. Lessee shall not permit, allow or cause to be erected, installed, maintained, painted or displayed on, in or at the demised premises, or any part thereof or of the entire premises of which the demised premises are a part, any other exterior signs, or any interior signs, lettering, placards, announcements, decoration, advertising media or advertising material of any kind whatsoever, visible from the exterior of said premises, without the prior written approval of the Lessor, provided, however, that, subject to compliance with all other applicable provisions hereof, Lessee may display merchandise and advertising media within the demised premises. Lessee shall not permit, allow or cause to be used in or at the demised premises any advertising media or device, such as phonographs, radios, public address systems, sound production or reproduction devices, mechanical or moving display devices, motion pictures, television devices, excessively bright lights, changing, flashing, flickering or moving lights or lighting devices, or any similar devices, the effect of which shall be visible or audible from the exterior of said premises.

     D. In all respects, the Lessee shall comply with any and all applicable rules and regulations concerning the erection and maintenance of signs within the Town of New Milford, and shall pay for all costs connected with the obtaining of any necessary permits.


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19.  Nuisances.

     The Lessee shall not permit, allow or cause any noxious, disturbing or offensive odors, fumes, gas, noise or any smoke, dust, steam or vapors, or conduct sound or cause vibration to originate in or to be emitted from the demised premises.

20.  Rodents, etc.

     The Lessee shall keep the demised premises clear and free of rodents bugs, vermin and, at the request of the Lessor, Lessee shall participate and cooperate in carrying out any program of extermination that Lessor may direct, and the Lessee shall bear the reasonable cost thereof, regardless of whether or not any portion of the demised premises shall have been sublet by Lessee.

21.  Housekeeping.

     The Lessee shall not use or permit the use of any portion of the demised premises as sleeping or living quarters or as lodging rooms, or keep or harbor therein any live animals, fish or birds, or use the same for any illegal purpose. Lessee shall not permit, allow or cause any sinks, toilets or urinals in said premises to be used for any purpose except that for which they were designed and installed, and the expense of repairing any breakage or damage or removal of any stoppage resulting from a contrary use thereof shall be paid by Lessee. Lessee shall maintain the windows in a clean, neat and orderly condition, and keep the glass thereof clean, and shall store all trash, rubbish and garbage within said premises, and shall provide for the prompt and regular removal thereof for disposal outside the area of the demised premises or as directed by the Lessor. Lessee shall not burn or otherwise dispose of any trash, waste, rubbish or garbage in or about the demised premises. Lessee agrees to permit no waste of the property, but on the contrary, to take good care of same and, upon termination of this Lease, to surrender possession of same, without notice, in as good condition as at the commencement of the term or as they may be put

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in during the term, as reasonable use thereof will permit.

22.  Option to Renew.

     The Lessee shall have the right and option of extending this Lease for 2 further successive term one year, subject to all the terms, covenants and conditions of this Lease, upon Lessee notifying Lessor, in writing, of his election to renew, at least three (3) months prior to the expiration of the original term of this Lease. The renewal rental charges will be as stated in Insert 2.

23.  Lessor's covenants.

     Lessor covenants and warrants that he has full right and authority to execute and perform this Lease and to grant the estate demised herein, and covenants that the Lessee, on performance of his obligations hereunder, shall peaceably and quietly hold and enjoy the demised premises throughout the term of this Lease or any extension or renewal thereof.

24.  Eminent Domain.

     The parties hereto agree that should the demised premises, or the entire premises of which they are a part, or any substantial part thereof, be taken or condemned by a competent authority for public or quasi-public use, then, and in such event, this Lease shall cease and terminate and come to an end as of the time of such actual taking, and the rent shall be paid up to such time of actual taking, and, then and thenceforth, all obligations of the parties hereunder, the one to the other, shall cease and terminate. It is expressly agreed that the Lessee shall not be entitled to any part or award by way of condemnation, appeal therefrom, or settlement which may be obtained by the Lessor as a result of such taking, nor shall the Lessee have any right to appear as a party in any condemnation proceeding or appeal therefrom.

25.  Conduct of Lessee.


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     Lessee, at all times, shall fully and promptly comply with all laws, ordinances, orders and regulations of any lawful authority having jurisdiction of the demised premises, including, but not limited to, such as shall relate to the cleanliness, safety, occupation and use of said premises, and the nature, character and manner of operation of the business conducted in or at said premises, or the adoption or use of any sales promotion devices or practices as shall attempt to mislead or deceive the public, or which directly or indirectly, would attempt to detract from or impair the reputation or dignity of said business, said premises or the entire premises of which they are a part, or the general reputation or dignity of any business of others conducted in the entire premises of which the demised premises are a part.

26.  Assignment and Subletting.

     Lessee shall not assign, or in any manner transfer, this Lease or any estate, interest or benefit therein, or sublet the demised premises, or any part or parts thereof, or permit the use of the same or any part thereof, by anyone other than the Lessee, without the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Transfer of a majority interest in the Lessee shall constitute for purposes of this Lease, an assignment of lease. Consent by the Lessor to any assignment or transfer of interest under this Lease or subletting of said premises, or any part thereof, shall be limited to the instance stated, and such written consent shall not constitute consent to any other assignment, transfer of interest or subletting, nor shall such consent relieve the Lessee of any of his obligations hereunder.

27.  Bankruptcy.

     If, at any time during the term hereby demised, a petition shall be filed in bankruptcy by or against the Lessee, or if the Lessee shall make an assignment for the benefit of creditors, or a receiver shall be appointed over the assets of the Lessee, whether by voluntary or involuntary act, or if an attachment, lien or

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execution shall be levied upon the assets of the Lessee located in the demised premises, and such attachment shall not be released within thirty (30) days after levy, then, upon the happening of any of the aforesaid events and at the option of the Lessor, the Lease shall expire and terminate with the same force and effect as if the time of the happening of any such event were the date fixed herein for the expiration of the term of this Lease. It is further stipulated and agreed that in the event of the termination of the term of this Lease by the happening of any such events, Lessor shall forthwith, upon such termination, and any other provision of this Lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this Lease an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the term hereby demised and the then cash rental value of the demised premises for such unexpired portion of the term hereby demised, unless the statute which governs or shall govern the proceeding in which such damages are to be proved, limits or shall limit the amount of such claim capable of being so proved, in which case, the Lessor shall be entitled to prove as and for liquidated damages an amount equal to that allowed by and under any such statute. The provisions of this paragraph shall be without prejudice to the Lessor's right to prove, in full, damages for rent accrued prior to the termination of this Lease, but not paid. The provisions of this Lease shall be without prejudice to any rights given to Lessor by any pertinent statute to prove for any amounts allowed thereby.

     In making any such computation, the then cash rental value of the demised premises shall be deemed, prima facie, to be the rental realized upon any reletting, if such reletting can be accomplished by the Lessor within a reasonable time after such termination of this Lease, and the then present cash value of the future rents hereunder reserved to the Lessor for the unexpired portion of the term hereby demised shall be deemed to be such sum, invested at the rate of six percent (6%) simple interest, as will produce the


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future rent over the period of time in question.

28.  Lessee's Default.

     The happening of any one or more of the following listed events (hereinafter referred to as "Event of Default"), shall constitute a breach of this Lease on the part of the Lessee:

     A. The failure of the Lessee to regularly and diligently and actively operate his business in or on the demised premises;

     B. The failure of the Lessee to pay any rent payable hereunder, including, but not limited to, any additional rent or payments of money required hereunder, and the continued failure to pay the same for ten (10) days or more after the maturity of the same; and

     C. The failure of the Lessee to fully and promptly perform any act required of him in the performance of this Lease or to otherwise comply with any term or provision hereof, and the continued failure so to do for thirty (30) days or more after notice of such failure from Lessor.

     Upon the happening of any Event of Default, Lessor, if he shall elect, may
(i) collect each installment of rental hereunder as and when the same matures, or (ii) Lessor, or any other person by his order, may re-enter the demised premises without process of law and without being liable to any prosecution therefore, and may either elect to terminate this Lease, or if the Lessor desires not to terminate this Lease but to terminate the right to possession and occupancy and relet and demised premises to any person, firm or corporation, as the agent of the Lessee or otherwise, for whatever rent he shall obtain, apply the avails of such reletting first to the payment of such expenses as the Lessor may incur in the reentering and reletting of the same and then to the payment of the rent due hereunder and the fulfillment of Lessee's covenants, and

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pay over to the Lessee the balance, if any; and in case of its deficiency, the
Lessee shall remain liable therefore. Lessee agrees to pay a reasonable attorney's fee and all costs, if it becomes necessary for Lessor to employ an attorney to collect any of the rent or enforce any of the provisions of this Lease, and any other cost of retaking or reletting said premises, including, but not limited to, the payment of a commission for brokerage.

29.  Arbitration.

     Any and all disputes, disagreements, claims or questions arising out of this Lease or from the breach hereof shall be submitted to arbitration in New Milford, Connecticut, pursuant to and in accordance with the rules and procedures of the American Arbitration Association then appertaining, and any judgment upon the award rendered may be entered in the Court of the forum, state or federal, having jurisdiction. It is mutually agreed that the decision of the arbitrators shall be a condition precedent to any right of legal action that either party may have against the other.

31.  Holding Over.

     And it is further agreed that in case the Lessee shall, with or without the written consent of the Lessor endorsed hereon or on a duplicate hereof, at any time hold over the demised premises beyond the period herein specified as the termination of this Lease, then the Lessee shall hold said premises upon the same terms and under the same stipulations and agreements as are in this Lease contained and no holding over by the Lessee shall operate to renew this Lease, nor to create any tenancy.

32.  Notices.

     Any and all notices or the exercise of any option rights called for or required by any provision of this lease, unless specifically described herein, shall be in writing, and shall be delivered to the respective parties by certified mail, return receipt requested, at the following addresses:


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        A.      To the Lessor: c/o Robert Lore
                               85 Riverford Road
                               Brookfield, Connecticut 06804

        B.      To the Lessee: c/o J. Leo Gagne, Vice President & CFO
                               Trident International, Inc.
                               1114 Federal Road
                               Brookfield, Connecticut 06804

Such addresses may be changed by either party by notifying the other party in the manner required for notice.

33.  Waiver.

     The failure of the Lessor to insist upon strict performance of any of the covenants or conditions of this Lease, or to exercise any option herein conferred to any one or more instance, shall not be construed as a waiver or relinquishment of any such covenants, conditions or options, but the same shall be and remain in full force and effect.

34.  Subordination.

     It is further agreed that this Lease shall not be a lien against the demised premises in respect to any mortgages that are now or hereafter may be placed against said premises, and the recording of such mortgage or mortgages shall have preference and precedence, regardless of the date of record. Lessee further agrees to execute any document requested by Lessor to evidence or further effectuate this provision of this Lease, and failing such execution, Lessee shall be liable to Lessor for all damages, including reasonable attorney's fees, incurred by Lessor as a result of such refusal. The term "mortgage" shall include each and every form and type of security instrument. It is further understood and agreed that reference to the execution of an additional instrument or evidence of subordination is not necessary for this subordination to be effective.

35.  Security Deposit.

     Lessee, upon the execution hereof, has deposited with the

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Lessor an amount equal to three (3) times the amount of the monthly rental plus common charges payable during the first year of the term of this Lease, receipt of which is hereby acknowledged by the Lessor, two (2) months of which as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this Lease, and one (1) month of which is for the first month's rental. It is agreed that in the event Lessee defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of minimum and/or additional rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any minimum and/or additional rent or any other sum as to which Lessee is in default, or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor.

     In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security, or the unapplied portion thereof, as the case may be, shall be returned to Lessee at the expiration of the term of this Lease, or any renewal thereof, and after delivery of entire possession of the demised premises to the Lessor.

     Lessee hereby waives his right to payment by the Lessor of statutory interest on the amount of such security deposit.

36.  Binding Effect.

     This Lease, together with any and all addendae or amendments hereto, shall inure to the benefit of the respective parties hereto, their heirs, successors and assigns (provided that any assignment by the Lessee shall be effective only if made in strict accordance with the terms of this Lease).


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     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.


LESSOR:                                       LESSEE:


                                              By:
-----------------------------                     ----------------------------
Robert Lore



-----------------------------
Laura E. Lore



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     In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security, or the unapplied portion thereof, as the case may be, shall be returned to Lessee at the expiration of the term of this Lease, or any renewal thereof, and after delivery of entire possession of the demised premises to the Lessor.

     Lessee hereby waives his right to payment by the Lessor of statutory interest on the amount of such security deposit.

36. Binding Effect.

     This Lease, together with any and all addendae or amendments hereto, shall inure to the benefit of the respective parties hereto, their heirs, successors and assigns (provided that any assignment by the Lessee shall be effective only if made in strict accordance with the terms of this Lease).

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.


LESSOR:                                 LESSEE:

/s/ Robert Lore                         By: /s/ J. Leo Gagne
-------------------------------            ---------------------------------
Robert Lore


/s/ Laura Lore
-------------------------------
Laura E. Lore




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
Insert 1:

     The leasee shall pay property taxes at the rate of $1.16 per square foot per year. This amount will be adjusted based on changes in mil rate by the Town of New Milford. Such amount will be paid in monthly installments equal to 1/12th of annual expense.

Insert 2:

     First renewal year - Base Rent          $6.50 per square foot
                    Common Charges           $0.50 per square foot

     Second renewal year - Base Rent         $6.50 per square foot
                    Common Charges           $0.60 per square foot

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